UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2008

CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, NY 14450

(Address of Principal Executive Offices)              (Zip Code)

Registrant’s telephone number, including area code  (585) 218-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 3, 2008, Constellation Brands, Inc. (the “Company”), a Delaware corporation, issued a news release (the “release”) announcing its financial condition and results of operations as of and for the fourth fiscal quarter and full year ended February 29, 2008. A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts. In this regard, see the information included in the release under the caption “Forward-Looking Statements.”

The information in the release and in this Item 2.02 section is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

The release contains non-GAAP financial measures; in the release these are referred to as “comparable,” “organic” or “constant currency” measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Comparable measures and organic net sales measures are provided because management uses this information in evaluating the results of the continuing operations of the Company and/or in internal goal setting. In addition, the Company believes this information provides investors a better insight on underlying business trends and results in order to evaluate year over year financial performance. As such, the following items, when appropriate, are excluded from comparable results: the flow through of adverse grape cost associated with an acquisition; the flow through of inventory step-up associated with acquisitions and investments in equity method investees; accelerated depreciation costs in connection with certain restructuring activities; the write-down of inventory in connection with certain restructuring and/or integration activities; acquisition-related integration costs; restructuring and related charges and other costs; the loss on the sale of the Company’s branded water business; the loss on disposal in connection with the Company’s contribution of its U.K. wholesale business to the Matthew Clark joint venture and the provision for income taxes in connection with the repatriation of proceeds associated with this transaction; the gain on change in fair value of derivative instrument entered into to hedge the U.S. dollar cost of a foreign currency denominated acquisition and related payment of certain outstanding indebtedness; the write-off of deferred financing fees; foreign currency losses on foreign denominated intercompany loan balances associated with an acquisition; a realized gain on a prior non-strategic asset sale; the loss on the sale of the Almaden and Inglenook wine brands; impairment of goodwill, intangible assets, and property, plant and equipment; impairment of an equity method investment; a valuation allowance against net operating loss carrryforwards in Australia; and a tax benefit related to prior period stock option exercises. The Company acquired Vincor International Inc. (“Vincor”) on June 5, 2006, the Svedka Vodka brand and related business on March 19, 2007 and acquired the Fortune Brands U.S. wine business (“BWE”) on December 17, 2007. In addition, the Company formed the Crown Imports LLC joint venture (“Crown Imports”) effective January 2, 2007 and the Matthew Clark joint venture (“Matthew Clark”) effective April 17, 2007. Accordingly, during the indicated periods organic net sales measures exclude the net sales of Vincor products, Svedka Vodka and BWE products or the net sales of the imported beers business and the U.K. wholesale business, as applicable.

Constant currency measures, which exclude the impact of year over year currency exchange rate fluctuations, are provided because management believes this information provides investors better insight on underlying business trends and results in order to evaluate year over year financial performance.

Item 7.01.	Regulation FD Disclosure.

On April 3, 2008, Constellation Brands, Inc. (“Constellation”) issued a news release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

References to Constellation’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K and Constellation disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed or furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release of Constellation Brands, Inc. dated April 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2008	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated April 3, 2008.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.